UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Under § 240.14a-12

Callaway Golf Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

Online Before the Meeting - Go to www.investorvote.com/ELY or scan the QR code —login details are located in the shaded bar below. During the Meeting - Go to www.meetingcenter.io/210865261. You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand and follow the instructions. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Callaway Golf Company Shareholder Meeting to be Held on May 19, 2021, at 8:00 a.m. Pacific Time Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 proxy statement and annual report to shareholders are available at: www.allianceproxy.com/callawaygolf/2021 Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/ELY. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com/ELY window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 5, 2021 to facilitate timely delivery. 2NOT + 03F44C

Shareholder Meeting Notice The 2021 Annual Meeting of Shareholders of Callaway Golf Company will be held on Wednesday, May 19, 2021, at 8:00 A.M. Pacific Time, virtually via the internet at www.meetingcenter.io/210865261. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — ELY2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Directors. 01—Oliver G. Brewer III 02—Erik J Anderson 03—Samuel H. Armacost 04—Scott H. Baxter 05—Thomas G. Dundon 06—Laura J. Flanagan 07—Russell L. Fleischer 08—John F. Lundgren 09—Scott M. Marimow 10—Adebayo O. Ogunlesi 11—Linda B. Segre 12—Anthony S. Thornley 2. To ratify, on an advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers 4. To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 240,000,000 to 360,000,000 In their discretion, Brian P. Lynch and Sarah E. Kim, or either of them, are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/ELY — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Callaway Golf Company” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 5, 2021.

Your Vote Counts! CALLAWAY GOLF COMPANY 2021 Annual Meeting Vote by May 18, 2021 11:59 PM ET You invested in CALLAWAY GOLF COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2021. Get informed before you vote View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 05, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and May 19, 2021 8:00 AM PDT vote without entering a control number Annual Meeting of Shareholders will be held virtually. Go to www.meetingcenter.io/210865261. You may attend the meeting via the Internet and vote during the meeting when the polls are open. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com   Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

CALLAWAY GOLF COMPANY
2021 Annual Meeting
Vote by May 18, 2021
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Oliver G. Brewer III	For
1B	Erik J Anderson	For
1C	Samuel H. Armacost	For
1D	Scott H. Baxter	For
1E	Thomas G. Dundon	For
1F	Laura J. Flanagan	For
1G	Russell L. Fleischer	For
1H	John F. Lundgren	For
1I	Scott M. Marimow	For
1J	Adebayo O. Ogunlesi	For
1K	Linda B. Segre	For
1L	Anthony S. Thornley	For
2	To ratify, on an advisory basis, the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021	For
3	To approve, on an advisory basis, the compensation of the Company's named executive officers	For
4	To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 240,000,000 to 360,000,000	For

NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment thereof.
Annual Meeting of Shareholders will be held virtually. Go to www.meetingcenter.io/210865261. You may attend the meeting via the Internet and vote during the meeting when the polls are open.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#